                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4670

                         Global/International Fund, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                            --------------

                                  John Millette
                          Vice President and Secretary
                         Global/International Fund, Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global Discovery Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B and C), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Global Discovery Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A(a)	9.29%	-15.16%	-16.00%	-.93%	7.04%
Class B(a)	8.85%	-15.78%	-16.68%	-1.77%	6.16%
Class C(a)	8.88%	-15.78%	-16.64%	-1.70%	6.21%
Citigroup World Equity EMI+	7.38%	-13.50%	-6.28%	-1.06%	5.62%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods of less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 4/30/03	$ 19.42	$ 18.57	$ 18.63
10/31/02	$ 17.77	$ 17.06	$ 17.11

Class A Lipper Rankings* - Global Small-Cap Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	8	of	49	16
3-Year	21	of	38	54
5-Year	12	of	33	36

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Global Discovery Fund - Class A(c) [] Citigroup World Equity EMI+

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,996	$5,586	$8,996	$18,612
	Average annual total return	-20.04%	-17.64%	-2.09%	6.41%
Class B(c)	Growth of $10,000	$8,169	$5,677	$9,067	$18,182
	Average annual total return	-18.31%	-17.20%	-1.94%	6.16%
Class C(c)	Growth of $10,000	$8,338	$5,735	$9,086	$18,080
	Average annual total return	-16.62%	-16.92%	-1.90%	6.10%
Citigroup World Equity EMI+	Growth of $10,000	$8,650	$8,232	$9,481	$17,272
	Average annual total return	-13.50%	-6.28%	-1.06%	5.62%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns and rankings during the 3-, 5- and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ Citigroup World Equity Extended Market Index (name changed from Salomon Smith Barney World Equity EMI effective April 30, 2003) is an unmanaged small-capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
	6-Month++	1-Year	3-Year	5-Year	10-Year
Scudder Global Discovery Fund - Class S	9.42%	-14.94%	-15.74%	-.63%	7.35%
Citigroup World Equity EMI+	7.38%	-13.50%	-6.28%	-1.06%	5.62%

	6-Month++	1-Year	Life of Class**
Scudder Global Discovery Fund - Class AARP	9.47%	-14.90%	-15.49%
Citigroup Equity EMI+	7.38%	-13.50%	-5.70%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods of less than one year are not annualized.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 4/30/03	$ 19.76	$ 19.75
10/31/02	$ 18.05	$ 18.05

Class S Lipper Rankings* - Global Small-Cap Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	7	of	49	14
3-Year	20	of	38	52
5-Year	10	of	33	30
10-Year	2	of	11	17

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Global Discovery Fund - Class S [] Citigroup World Equity EMI+

Yearly periods ended April 30

Comparative Results*
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,506	$5,983	$9,691	$20,323
	Average annual total return	-14.94%	-15.74%	-.63%	7.35%
Citigroup World Equity EMI+	Growth of $10,000	$8,650	$8,232	$9,481	$17,272
	Average annual total return	-13.50%	-6.28%	-1.06%	5.62%

Scudder Global Discovery Fund		1-Year	Life of Class**
Class AARP	Growth of $10,000	$8,510	$6,948
	Average annual total return	-14.90%	-15.49%
Salomon Smith Barney World Equity EMI+	Growth of $10,000	$8,650	$8,820
	Average annual total return	-13.50%	-5.70%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings during the 10-year period shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** On March 1, 2001, the Fund commenced offering Class AARP shares. Index returns begin February 28, 2001.
+ Citigroup World Equity Extended Market Index (name changed from Salomon Smith Barney World Equity EMI effective 4/30/2003) is an unmanaged small-capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

As announced in a recent change to the prospectus of Scudder Global Discovery Fund, Gerald "Gerry" Moran, former lead portfolio manager, retired in April 2003 after 35 years of service to the firm. In the following interview, new Lead Portfolio Manager Joseph Axtell, who had previously been co-manager on the fund since November 2002, discusses Scudder Global Discovery Fund's performance and the market environment during the six-month period ended April 30, 2003.

Q: How would you describe equity markets for the semiannual period ending April 30, 2003?

A: Global markets began the six-month period positively in November after the sharp rally that followed one of the worst quarters for global equity performance in history. By the end of November, the rally had subsided, the markets stabilized and from the beginning of 2003 through the recent bottom in mid-March, global markets declined precipitously. This decline was driven by a combination of factors, including:

• concerns about the US-led war with Iraq

• expectations of earnings shortfalls due to rising energy prices and slowing economies

• concerns about the direction of global macroeconomic activity

These factors only made most investors more wary of investing. Very few people were interested in adding to positions in equities. Markets reached their lowest point on March 12, and from that date to the end of the period on April 30, global markets rose markedly, especially in April. In that month, there was a reversal of a number of the trends highlighted above - the war concluded, the first-quarter reporting season was generally better than had been anticipated by analysts, and economic outlooks were not worse than expected.

Markets have now stabilized somewhat, although there is still a substantial amount of caution around long-term developments for economies and corporate profits. However, we believe investors might have moved away from that extremely negative, highly risk-averse position that they demonstrated in the middle of the six-month period. And we're not just referring to individual investors. Notably, merger and acquisition activity, which had been at very low levels for two years, appears to be reviving given the more reasonable valuations in the equity markets. In recent months, we have seen many examples, such as HSBC and Household International, Procter & Gamble and Wella (these were not holdings in the portfolio as of April 30, 2003), as well as some activity in UK retail. Notably, the fund benefited from some of this activity - from bids made for Pizza Express in the United Kingdom and for Centerpulse in Switzerland. (Profits were taken in Pizza Express and by April 30, 2003, that position had been sold.)

Q: What was the performance of Scudder Global Discovery Fund against this six-month backdrop?

A: Within this clearly tempestuous, albeit marginally improving, environment, Scudder Global Discovery Fund returned 9.29% (Class A shares unadjusted for sales charges) for the semiannual period ended April 30, 2003, compared with the Citigroup World Equity Extended Market Index, which returned 7.38% for the period.1 (Please see pages 3 through 8 for the performance of other share classes.)

1 The Citigroup World Equity Extended Market Index is a US-dollar-denominated, unmanaged, capitalization-weighted index of small-capitalization stocks in 22 countries around the world. Index returns assume reinvested dividends and do not reflect fees; one cannot directly invest in an index.

The primary driver behind the fund's outperformance of its benchmark was its significant overweight stake in health care as of April 30, 2003. (By overweight we mean that the fund has a heavier weighting in a region, sector or security than does the benchmark. Similarly, an underweight means that the fund has a smaller weighting.) The health care sector as a whole was not a strong performer for the period, so the significant contribution made by the fund's health care holdings illustrates the stock-specific strength that we attempt to capture with our bottom-up stock picking investment process.2 This is also demonstrated by the performance of the fund's financials holdings, which similarly contributed to the fund's outperformance despite the fact that the financials sector was suffering.

2 Bottom-up stock picking is a term used to describe when portfolio management picks stocks by an analysis of the underlying companies first, as opposed to an analysis of economics, markets and industries first.

Q: What sectors or stocks contributed and detracted the most from the fund's performance?

A: In health care, top contributors included Fresenius Medical Care, a top-10 holding that rallied during the period after resolving a lawsuit and reporting improved profits during the fourth quarter. Fresenius Medical Care has a unique competitive advantage in US dialysis care which should allow it to take market share and improve profitability.

Three other strong contributors were also health care stocks. St. Jude Medical, Inc., a manufacturer of cardiac devices, performed well during the period after reporting solid 2002 earnings results. The company expects that its new products - heart valves and defibrillators - will show growth rates of more than 20% going forward. Laboratory Corp. of America Holdings rebounded after a profit warning early in the fourth quarter. The company has announced several new tests for cancer screening that should help drive growth. Caremark Rx, Inc. also performed well once President Bush's health care initiatives included a pharmacy benefit. During the quarter, the government released a study which confirmed that companies like Caremark Rx, Inc. are, indeed, saving the government money. Finally, Pharmaceutical Resources, Inc. rallied after posting a strong fourth quarter in 2002 and announcing the potential filing of many more generic drug applications than expected.

Among financials, one top contributor was Deutsche Boerse AG, which owns the German stock exchange. Given that European equities did not perform very well during the period and trading volumes have been down, Deutsche Boerse AG's strong performance may seem surprising. However, Deutsche Boerse AG offers several derivatives products, which have grown increasingly popular as a hedging method during the recent volatile markets.3 We also remain interested in this company in part because of potential opportunities in the US derivatives market. The derivatives trading process in the United States is still conducted the old-fashioned way, on an exchange floor, while Deutsche Boerse plans to offer an electronic exchange. In Europe, this method of trading derivatives has taken almost 100% market share of listed products.

3 Derivatives are contracts whose value is based on the performance of an underlying financial asset, interest rate, currency exchange rate, index or other investment. Futures and options are examples of derivatives. When used properly by knowledgeable investors, derivatives can be used as a hedge (protect) against potential investment risk.

A portfolio stalwart that helped us once again was Anglo Irish Bank Corp., PLC. Management reported an exceptionally strong quarter. We did opportunistically trim this stock during the period on strength and liquidity because it had grown to such a large position in the portfolio. Other contributors among financials include Zions Bancorp, which reported good earnings, and Legg Mason, Inc., which benefited during the period from its fixed-income asset management business.

With respect to detractors, information technology (IT) was the worst-performing sector on a relative basis. Some tech names rebounded strongly during the period, but these were companies that we did not find desirable from a fundamentals perspective.4 Instead, we tended to be overly defensive - or conservative - in the kinds of names we owned during the period due to a perceived poor outlook for the industry. Fiserv, Inc., a US financial services outsourcing business, is an example. Unfortunately, this stock came under pressure from two directions. Not only was the IT services sector weak for the period, but so were financials, and this negatively impacted the stock. Other IT names include Nidec, which was down significantly for the period. Nidec is a Japanese company that makes high-precision motors for DVDs and CD ROMs. It dominates the market for these products with 75% to 80% market share. While there was nothing fundamentally wrong with Nidec Corp. during the period, Japan was one of the worst-performing markets for the period under review, and this hurt the stock. Legend Group Ltd., a Hong Kong computer manufacturer that sells consumer products to the Chinese market, also detracted from performance. Stock markets in this area of the world were strongly hindered over the past few months by the uncertainty about the much-publicized illness SARS (severe acute respiratory syndrome).

4 Fundamentals refers to factors considered in fundamental stock analysis, which includes the analysis of a company's balance sheets, products, management, etc.

Q: Was there any repositioning of the portfolio during the semiannual period?

A: We took some profits among financials and health care holdings as those allocations had grown due to an outperformance of the stocks within them. In the fourth quarter we eliminated Biomet, Inc., which had been a great performer for the fund. Among other drivers, Biomet, Inc. benefited from strong sales of minimally invasive hip and knee replacement devices, a sales trend that benefited from demographic factors such as an aging population. Biomet, Inc. is an illustration of the "two-year kick-out rule" aspect of our sell discipline. About two years ago, Biomet had grown to be too large a company for our small-company discipline, so we began to trim our position in its stock. We had been gradually reducing exposure to it until its complete elimination. Because we wanted to maintain the overweight position in health care, we recycled those profits within the health care sector, building up Fresenius and initiating the positions in Stada Arzneimittel, a German generic drug manufacturer, and Centerpulse, the Swiss orthopedic implant maker.

As discussed in previous reports, we structure this portfolio around four building blocks:

• stable growth stocks (40% to 60% of the portfolio)

• high-growth/high-risk stocks (10% to 20% of the portfolio)

• growth-at-reasonable-value stocks (10% to 20% of the portfolio)

• specialized growth stocks, or stocks that require a catalyst for success (10% to 20% of the portfolio)

During the fourth quarter 2002, we were beginning to feel more confident in the economy going forward and worked to position the portfolio for a recovery in global economic growth. We took the opportunity to increase the weightings in the high-growth/high-risk and the growth-that-require-a-catalyst portions of the portfolio, which are more economically sensitive. However, our growing optimism proved unfounded as the uncertainty surrounding the war with Iraq, rising oil prices and mixed economic data was reported. We subsequently reduced our exposure to the more sensitive names, not only in IT, but also among consumer discretionary holdings. We reduced or eliminated some gaming-related names, as we think the period of growth for these sorts of businesses may be winding down.

On the other hand, we bolstered exposure to stable growth names. We added to JetBlue Airways Corp., a US discount airline that is capturing market share and reporting good numbers. We also added to Group 4 Falck AS, the Danish guarding agency that recently acquired Wackenhut, a US guarding business. We've been pleased with the way Group 4 Falck AS has been streamlining its business. For example, in addition to the US acquisition, they recently sold their corrections division (private jails), which was not a core part of the business.

Q: What should shareholders keep in mind in the months ahead?

A: There are two points we'd like to highlight. One is that the portfolio is currently positioned for economic recovery, but we recognize that the timing of that recovery remains highly uncertain, so the portfolio is highly diversified. Our asset class provides us many opportunities to find great small companies anywhere that have the potential to generate growth despite the economic climate and global concerns. We continue to find many smaller, less-well-followed stocks which potentially offer considerable long-term opportunities for the investor.

Our second point is simple. While we remain in a period of volatile global markets, there are signs of modest improvement around the world. We are, perhaps, at a better starting point now than at any other time over the past three years.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Geographical (Excludes Cash Equivalents)	4/30/03	10/31/02

US	46%	49%
Europe	44%	39%
Japan	5%	6%
Pacific Basin	3%	5%
Latin America	2%	1%
	100%	100%

Sectors (Excludes Cash Equivalents)	4/30/03	10/31/02

Financials	23%	23%
Health Care	22%	20%
Industrials	17%	14%
Consumer Discretionary	15%	19%
Information Technology	13%	14%
Energy	4%	4%
Utilities	3%	3%
Materials	1%	1%
Consumer Staples	1%	1%
Other	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings as of April 30, 2003 (32.6% of Portfolio)
1. Anglo Irish Bank Corp., PLC Provider of financial services for business and private sectors	Ireland	5.6%
2. Legg Mason, Inc. Provider of various financial services	United States	4.3%
3. Deutsche Boerse AG Provider of financial services	Germany	4.0%
4. Fresenius Medical Care AG Manufacturer that distributes equipment and products for dialysis patients	Germany	3.7%
5. Vinci SA Builder of roads and provider of engineering and construction services	France	2.8%
6. Brinker International, Inc. Operator of limited menu restaurants	United States	2.6%
7. Laboratory Corp. of America Holdings Developer of medical tests used in patient diagnosis and treatment	United States	2.4%
8. St. Jude Medical, Inc. Manufacturer of heart valves	United States	2.4%
9. Zions Bankcorp. Provider of commercial banking services	United States	2.4%
10. Caremark Rx, Inc. Provider of pharmaceutical services	United States	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 96.8%
Australia 1.5%
Macquarie Bank Ltd.	217,104	3,412,090
QBE Insurance Group Ltd.	324,324	1,735,650
		5,147,740
Brazil 1.6%
Aracruz Celulose SA "B" (ADR) (Preferred)	211,300	4,437,300
Empresa Brasiliera de Aeronautica SA (ADR) (Preferred)	77,012	1,068,156
		5,505,456
Denmark 0.7%
Group 4 Falck AS	146,100	2,551,466
France 7.1%
Autoroutes du Sud de la France*	269,794	7,388,279
Galeries Lafayette SA	39,424	4,688,643
JC Decaux SA*	330,305	3,193,568
Vinci SA	148,940	9,713,978
		24,984,468
Germany 9.0%
Deutsche Boerse AG	300,100	13,954,177
Fresenius Medical Care AG	256,618	12,878,887
Puma AG	24,805	2,384,419
Stada Arzneimittel AG	48,836	2,565,564
		31,783,047
Greece 1.6%
Coca-Cola Hellenic Bottling Co. SA	263,800	3,862,700
Greek Organization of Football Prognostics	176,000	1,609,203
		5,471,903
Hong Kong 0.6%
Legend Group Ltd.	8,101,100	2,285,175
Ireland 9.5%
Anglo Irish Bank Corp., PLC	2,633,578	19,840,425
Irish Continental Group PLC	180,655	1,710,324
Irish Life & Permanent PLC	311,534	3,555,299
Jurys Doyle Hotel Group PLC	627,435	4,965,316
Ryanair Holdings PLC*	472,000	3,234,055
		33,305,419
Japan 4.9%
AEON Credit Services Co., Ltd.	81,700	1,954,315
JAFCO Co., Ltd.	59,800	2,167,049
Nidec Corp.	99,700	5,272,737
Olympus Optical Co., Ltd.	451,000	7,830,454
		17,224,555
Netherlands 2.6%
IHC Caland NV	126,300	6,529,200
Vedior NV*	424,456	2,803,916
		9,333,116
Poland 0.1%
Prospect Poland US LP*	3	302,609
Russia 1.0%
Mobile Telesystems (ADR)*	77,100	3,700,800
Spain 1.0%
Amadeus Global Travel Distribution SA "A"	670,700	3,358,545
Sweden 1.2%
Eniro AB	527,200	4,037,693
Eniro AB (Rights)*	532,800	52,231
		4,089,924
Switzerland 2.0%
Centerpulse AG (Registered)*	17,986	3,935,972
Converium Holding AG*	68,270	3,086,233
		7,022,205
United Kingdom 8.6%
Aegis Group PLC	3,202,252	3,751,281
ARM Holdings PLC*	1,981,801	2,028,413
Capita Group PLC	1,840,062	7,459,794
De La Rue PLC*	356,567	1,308,701
Matalan PLC	1,312,197	3,955,732
Misys PLC	798,771	2,446,288
Taylor Nelson Sofres PLC	1,561,866	3,334,583
Viridian Group PLC	480,099	3,942,645
Wood Group (John) PLC	815,552	2,031,403
		30,258,840
United States 43.8%
Advance Auto Parts, Inc.*	32,400	1,611,576
Affiliated Computer Services, Inc. "A"*	87,600	4,178,520
Alexion Pharmaceuticals, Inc.*	31,400	412,910
Alkermes, Inc.*	162,100	1,614,516
Arthur J. Gallagher & Co.	135,300	3,381,147
Brinker International, Inc.*	285,200	9,055,100
Caremark Rx, Inc.*	420,600	8,374,146
Celgene Corp.*	111,700	2,972,337
Cephalon, Inc.*	32,000	1,305,280
Copart, Inc.*	416,700	3,500,280
Diamond Offshore Drilling, Inc.	68,000	1,267,520
Diebold, Inc.	105,900	4,233,882
Documentum, Inc.*	196,600	3,615,474
Energy East Corp.*	308,100	5,613,582
EOG Resources, Inc.	88,700	3,315,606
Fiserv, Inc.*	277,314	8,158,578
FTI Consulting, Inc.*	121,300	5,488,825
Garmin Ltd.*	90,800	3,848,104
Invitrogen Corp.*	104,400	3,412,836
JetBlue Airways Corp.*	162,200	5,099,568
Laboratory Corp. of America Holdings*	292,000	8,602,320
Lam Research Corp.*	123,600	1,814,448
Legg Mason, Inc.	281,210	15,269,703
Mercury Interactive Corp.*	131,900	4,476,686
NetScreen Technologies, Inc.*	91,000	1,845,480
NPS Pharmaceuticals, Inc.*	85,900	1,635,536
Pharmaceutical Resources, Inc.*	138,200	6,073,890
Province Healthcare Co.*	218,400	2,184,000
Spinnaker Exploration Co.*	78,600	1,682,040
St. Jude Medical, Inc.*	162,100	8,503,766
Symbol Technologies, Inc.	320,475	3,502,792
THQ, Inc.*	252,600	3,574,290
Trimeris, Inc.*	37,700	1,673,880
Waters Corp.*	173,500	4,165,735
Zions Bancorp.	170,400	8,390,495
		153,854,848
Total Common Stocks (Cost $335,708,673)		340,180,116

	Principal Amount ($)	Value ($)

Convertible Bonds 0.7%
United States
Cephalon, Inc., 5.25%, 5/1/2006 (Cost $2,601,000)	2,601,000	2,578,371

	Shares	Value ($)
Cash Equivalents 2.5%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $8,877,005)	8,877,005	8,877,005
Total Investment Portfolio - 100.0% (Cost $347,186,678) (a)		351,635,492

* Non-income producing security.
(a) The cost for federal income tax purposes was $348,131,187. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $3,504,305. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $66,409,434 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $62,905,129.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $347,186,678)	$ 351,635,492
Receivable for investments sold	56,386
Dividends receivable	447,146
Interest receivable	68,314
Receivable for Fund shares sold	93,322
Foreign taxes recoverable	134,557
Total assets	352,435,217
Liabilities
Payable for Fund shares redeemed	468,646
Accrued management fee	313,744
Other accrued expenses and payables	179,897
Total liabilities	962,287
Net assets, at value	$ 351,472,930
Net Assets
Net assets consist of: Accumulated net investment loss	(1,165,794)
Net unrealized appreciation (depreciation) on: Investments	4,448,814
Foreign currency related transactions	21,480
Accumulated net realized gain (loss)	(115,701,652)
Paid-in capital	463,870,082
Net assets, at value	$ 351,472,930

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($73,208,442 / 3,768,974 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 19.42
Maximum offering price per share (100 / 94.25 of $19.42)	$ 20.60
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($40,958,078 / 2,206,081 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 18.57
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($16,588,686 / 890,422 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)
$ 18.63
Maximum offering price per share (100 / 99 of $18.63)	$ 18.82
Class AARP Net Asset Value, offering and redemption price per share ($567,274 / 28,714 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 19.76
Class S Net Asset Value, offering and redemption price per share ($220,150,450 / 11,145,348 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 19.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $78,849)	$ 1,602,080
Interest	243,779
Total Income	1,845,859
Expenses: Management fee	1,948,161
Administrative fee	692,081
Distribution service fees	359,508
Directors' fees and expenses	5,323
Other	6,580
Total expenses	3,011,653
Net investment income (loss)	(1,165,794)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(15,588,378)
Foreign currency related transactions	15,426
(15,572,952)
Net unrealized appreciation (depreciation) during the period on: Investments	47,473,135
Foreign currency related transactions	8,819
47,481,954
Net gain (loss) on investment transactions	31,909,002
Net increase (decrease) in net assets resulting from operations	$ 30,743,208

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income (loss)	$ (1,165,794)	$ (2,705,933)
Net realized gain (loss) on investment transactions	(15,572,952)	(40,993,364)
Net unrealized appreciation (depreciation) on investment transactions during the period	47,481,954	(23,831,325)
Net increase (decrease) in net assets resulting from operations	30,743,208	(67,530,622)
Fund share transactions: Proceeds from shares sold	36,274,722	227,073,360
Cost of shares redeemed	(78,286,369)	(305,570,137)
Net increase (decrease) in net assets from Fund share transactions	(42,011,647)	(78,496,777)
Increase (decrease) in net assets	(11,268,439)	(146,027,399)
Net assets at beginning of period	362,741,369	508,768,768
Net assets at end of period (including accumulated net investment loss of $1,165,794 at April 30, 2003)	$ 351,472,930	$ 362,741,369

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.77	$ 21.15	$ 34.70	$ 28.05	$ 19.78	$ 23.98
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.13)	(.20)	(.39)	(.24)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.71	(3.25)	(10.94)	9.42	8.51	(4.11)
Total from investment operations	1.65	(3.38)	(11.14)	9.03	8.27	(4.20)
Less distributions from: Net realized gains on investment transactions	-	-	(2.41)	(2.38)	-	-
Net asset value, end of period	$ 19.42	$ 17.77	$ 21.15	$ 34.70	$ 28.05	$ 19.78
Total Return (%)[d]	9.29**	(15.98)	(34.16)[e]	32.63[e]	41.61[e]	(17.51)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	71	100	153	55	11
Ratio of expenses before expense reductions (%)	1.74*	1.75	2.10[f]	2.09[g]	2.26	2.20*
Ratio of expenses after expense reductions (%)	1.74*	1.75	1.89[f]	1.99[g]	2.01	1.95*
Ratio of net investment income (loss) (%)	(.70)*	(.62)	(.74)	(1.06)	(.98)	(1.00)*
Portfolio turnover rate (%)	21*	49	59	86	64	41
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from April 16, 1998 (commencement of sales of Class A shares) to October 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.05% and 1.84%, respectively.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.08% and 1.99%, respectively.
* Annualized ** Not annualized

Class B
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.06	$ 20.46	$ 33.93	$ 27.69	$ 19.70	$ 23.98
Income (loss) from investment operations: Net investment income (loss)[c]	(.13)	(.28)	(.43)	(.68)	(.43)	(.18)
Net realized and unrealized gain (loss) on investment transactions	1.64	(3.12)	(10.63)	9.30	8.42	(4.10)
Total from investment operations	1.51	(3.40)	(11.06)	8.62	7.99	(4.28)
Less distributions from: Net realized gains on investment transactions	-	-	(2.41)	(2.38)	-	-
Net asset value, end of period	$ 18.57	$ 17.06	$ 20.46	$ 33.93	$ 27.69	$ 19.70
Total Return (%)[d]	8.85**	(16.62)	(34.74)[e]	31.51[e]	40.43[e]	(17.85)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	42	60	108	27	6
Ratio of expenses before expense reductions (%)	2.54*	2.55	2.82[f]	2.96[g]	3.44	3.13*
Ratio of expenses after expense reductions (%)	2.54*	2.55	2.78[f]	2.83[g]	2.83	2.83*
Ratio of net investment income (loss) (%)	(1.50)*	(1.42)	(1.63)	(1.90)	(1.81)	(1.87)*
Portfolio turnover rate (%)	21*	49	59	86	64	41
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from April 16, 1998 (commencement of sales of Class B shares) to October 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.72% and 2.68%, respectively.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.95% and 2.83%, respectively.
* Annualized ** Not annualized

Class C
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.11	$ 20.52	$ 34.00	$ 27.71	$ 19.70	$ 23.98
Income (loss) from investment operations: Net investment income (loss)[c]	(.12)	(.28)	(.40)	(.68)	(.43)	(.17)
Net realized and unrealized gain (loss) on investment transactions	1.64	(3.13)	(10.67)	9.35	8.44	(4.11)
Total from investment operations	1.52	(3.41)	(11.07)	8.67	8.01	(4.28)
Less distributions from: Net realized gains on investment transactions	-	-	(2.41)	(2.38)	-	-
Net asset value, end of period	$ 18.63	$ 17.11	$ 20.52	$ 34.00	$ 27.71	$ 19.70
Total Return (%)[d]	8.88**	(16.62)	(34.69)[e]	31.73[e]	40.41[e]	(17.85)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	16	20	29	8	2
Ratio of expenses before expense reductions (%)	2.51*	2.53	2.82[f]	2.91[g]	3.00	3.23*
Ratio of expenses after expense reductions (%)	2.51*	2.53	2.68[f]	2.80[g]	2.80	2.80*
Ratio of net investment income (loss) (%)	(1.47)*	(1.40)	(1.55)	(1.89)	(1.79)	(1.88)*
Portfolio turnover rate (%)	21*	49	59	86	64	41
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from April 16, 1998 (commencement of sales of Class C shares) to October 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.74% and 2.60%, respectively.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.90% and 2.80%, respectively.
* Annualized ** Not annualized

Class AARP
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.05	$ 21.42	$ 28.44
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.75	(3.30)	(7.00)
Total from investment operations	1.71	(3.37)	(7.02)
Net asset value, end of period	$ 19.76	$ 18.05	$ 21.42
Total Return (%)	9.47**	(15.73)	(24.68)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.567	.390	.335
Ratio of expenses (%)	1.48*	1.48	1.48*
Ratio of net investment income (loss) (%)	(.44)*	(.35)	(.09)*
Portfolio turnover rate (%)	21*	49	59
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from March 1, 2001 (commencement of sales of Class AARP shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 18.05	$ 21.42	$ 35.01	$ 28.17	$ 19.81	$ 21.64
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.08)	(.11)	(.21)	(.13)	(.10)
Net realized and unrealized gain (loss) on investment transactions	1.74	(3.29)	(11.06)	9.43	8.49	.32
Total from investment operations	1.70	(3.37)	(11.17)	9.22	8.36	.22
Less distributions from: Net investment income	-	-	(.01)	-	-	(.64)
Net realized gains on investment transactions	-	-	(2.41)	(2.38)	-	(1.41)
Total distributions	-	-	(2.42)	(2.38)	-	(2.05)
Net asset value, end of period	$ 19.75	$ 18.05	$ 21.42	$ 35.01	$ 28.17	$ 19.81
Total Return (%)	9.42**	(15.73)	(33.94)	33.25	41.95	1.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	220	234	328	574	404	310
Ratio of expenses before expense reductions (%)	1.48*	1.48	1.51	1.53[c]	1.68	1.65
Ratio of expenses after expense reductions (%)	1.48*	1.48	1.51	1.52[c]	1.68	1.65
Ratio of net investment income (loss) (%)	(.44)*	(.35)	(.37)	(.59)	(.66)	(.45)
Portfolio turnover rate (%)	21*	49	59	86	64	41
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.52% and 1.52%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $99,054,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($56,925,000) and October 31, 2010 ($42,129,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	-
Capital loss carryforwards	(99,054,000)
Net unrealized appreciation (depreciation) on investments	(44,099,222)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions. if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $35,746,257 and $74,918,777 respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 140,964	$ 28,215
Class B	91,298	15,827
Class C	33,222	5,893
Class AARP	839	163
Class S	425,758	70,068
	$ 692,081	$ 120,166

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 152,162	$ 22,958
Class C	58,626	9,311
	$ 210,788	$ 32,269

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 83,632	$ 18,325	0.24%
Class B	47,401	6,238	0.23%
Class C	17,687	2,899	0.23%
	$ 148,720	$ 27,462

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2003, aggregated $3,524. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended March 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated $50,215 and $103, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $71,870 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a
$1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	785,661	$ 14,338,215	2,891,591	$ 61,514,825
Class B	228,409	3,998,141	451,674	9,354,316
Class C	120,647	2,118,190	304,160	6,166,685
Class AARP	14,779	277,453	17,804	376,405
Class S	825,628	15,542,723	6,631,593	149,661,129
		$ 36,274,722		$ 227,073,360
Shares redeemed
Class A	(1,024,880)	$ (18,773,583)	(3,618,300)	$ (76,944,700)
Class B	(465,034)	(8,076,409)	(960,747)	(19,367,413)
Class C	(137,380)	(2,406,424)	(367,777)	(7,451,626)
Class AARP	(7,672)	(141,929)	(11,857)	(230,648)
Class S	(2,639,848)	(48,888,024)	(8,986,929)	(201,575,750)
		$ (78,286,369)		$ (305,570,137)
Net increase (decrease)
Class A	(239,219)	$ (4,435,368)	(726,709)	$ (15,429,875)
Class B	(236,625)	(4,078,268)	(509,073)	(10,013,097)
Class C	(16,733)	(288,234)	(63,617)	(1,284,941)
Class AARP	7,107	135,524	5,947	145,757
Class S	(1,814,220)	(33,345,301)	(2,355,336)	(51,914,621)
		$ (42,011,647)		$ (78,496,777)

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

For shareholders of Classes A, B and C

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder service representative Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	KGDAX	378947-600
Class B	KGDBX	378947-709
Class C	KGDCX	378947-808

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program service representative at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder service representative at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	SGDPX	210
Class S	SGSCX	010

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Discovery Fund, Scudder
                                    Emerging Markets Income Fund and
                                    Scudder Global Bond Fund, each a series of
                                    Global/International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global Discovery Fund, Scudder
                                    Emerging Markets Income Fund and
                                    Scudder Global Bond Fund, each a series of
                                    Global/International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    -----------------------------